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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549


                          ---------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  January 21, 1999




                              CLEVELAND-CLIFFS INC
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




     OHIO                               1-8944                34-1464672
---------------                    ---------------          ---------------
(State or other jurisdiction       (Commission                (IRS Employer
 of incorporation)                 File Number)             Identification No.)


  1100 Superior Avenue,  Cleveland,  Ohio                       44114
  ---------------------------------------                 -------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:   (216-694-5700)
                                                      --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.
         -------------
         On January 21, 1999 Cleveland-Cliffs Inc published a News Release with respect to 1998 earnings and 1998 fourth quarter earnings.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------
         (a)      Financial Statements of Business Acquired:  None
                  -----------------------------------------
         (b)      Pro Forma Financial Information:      None
                  -------------------------------
         (c)      Exhibits:
                  ---------
                  EXHIBIT
                  NUMBER   EXHIBIT                          -------------------
                  ------   -------
                  99 (a)   Cleveland-Cliffs Inc News Release    Filed Herewith
                           published on January 21, 1999, with
                           respect to 1998 earnings and 1998
                           fourth quarter earnings




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 CLEVELAND-CLIFFS INC



                                      /s/ C. B. Bezik
                                 By:  ------------------------------------------
                                       Name:     C. B. Bezik
                                       Title:    Senior Vice President - Finance



Dated:      February 10, 1999

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                                INDEX TO EXHIBITS
                                -----------------



                  EXHIBIT
                  NUMBER   EXHIBIT
                  ------   -------
                  99 (a)   Cleveland-Cliffs Inc News Release     --------------
                           published on January 21, 1999,        Filed Herewith
                           with respect to 1998 earnings and
                           1998 fourth quarter earnings









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